Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

November 25, 2025

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://www.tipfunds.org

This Information Statement is being furnished to all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide shareholders with information regarding a money manager agreement between Eversept Partners LP (“Eversept”), a new money manager managing assets on behalf of the Fund. Among other things, this Information Statement describes generally the terms of the new money manager agreement with Eversept and provides information about Eversept. This Information Statement also explains why the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of TIP (the “Independent Trustees”) approved the new money manager agreement with Eversept.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 25, 2025, to shareholders of record as of November 1, 2025.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the money manager agreement with Eversept, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, LLC (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS and Eversept, and other miscellaneous items.

I.            MONEY MANAGER AGREEMENT WITH EVERSEPT

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP Board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on September 26, 2025 (the “September Meeting”), the Board evaluated and approved the money manager agreement with a new money manager, Eversept (the “money manager agreement with Eversept”), on behalf of Multi-Asset Fund. The money manager agreement with Eversept became effective October 1, 2025.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the shareholders of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into the money manager agreement with Eversept without seeking the vote of its shareholders in accordance with an exemptive order (the “Exemptive Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the Multi-Asset Fund, subject to TIP Board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. The Exemptive Order does not apply to the advisory agreement with TIP’s investment adviser, TAS, or any amendments to such agreement. This Information Statement is being provided to all shareholders of Multi-Asset Fund to provide information relating to the money manager agreement with Eversept as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of September 29, 2023 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Advisory Agreement dated as of December 16, 2014 between TIFF Advisory Services, Inc. and TIP. Effective September 29, 2023, TAS converted from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). The Advisory Agreement, which was initially approved by the Trustees of TIP at a meeting held on June 6, 2023, was submitted to a vote at a meeting of shareholders (the “Shareholder Meeting”). The purpose of submission of the Advisory Agreement to the Shareholder Meeting was to seek approval of the Advisory Agreement in connection with the Reorganization. Shareholders approved the Advisory Agreement at the Shareholder Meeting held on September 8, 2023. The Board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at an in-person meeting held on June 18, 2025. TAS (together with its predecessor TIFF Advisory Services, Inc.) has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the Board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the Board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS, on a monthly basis, an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2024, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $3,122,028. For the fiscal year ended December 31, 2024, the management fees earned by the Fund’s external money managers were $5,276,784 in the aggregate.

TAS also provides certain administrative and other services to TIP that are outside the scope of the Advisory Agreement pursuant to a services agreement. Under the services agreement, as of July 1, 2024, TAS receives on a monthly basis an annualized fee of 0.07% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2024, the fees paid to TAS by Multi-Asset Fund under the services agreement were $581,120.

The Money Manager Agreement between TIP and Eversept

At the September Meeting, the Board considered TAS’s recommendation that Eversept be added as a money manager for Multi-Asset Fund. TAS recommended that Eversept be added as a money manager for Multi-Asset Fund based on a number of factors, including, but not limited to, Eversept’s performance, experience, investment approach and investment strategy. Eversept invests primarily in US equity securities, managing a concentrated portfolio of investments in industries where the manager believes high and recurring profits are likely.  The manager will normally hold a limited number (typically 10-30) of companies, but from time to time may hold fewer or more companies.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of Eversept Money Manager Agreement”), the Trustees voted to approve the money manager agreement with Eversept (“Eversept Agreement”). The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Eversept.”

Consideration of Eversept Money Manager Agreement

With respect to its consideration of the proposed Eversept Agreement, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts. In advance of the September Meeting, the Board received and considered information and materials from TAS and from Eversept encompassing a wide variety of topics in connection with the proposal, including, among other things: information regarding the asset management industry experience of Eversept’s founder, managing principal and Chief Investment Officer, Kamran Moghtaderi, and that of the firm’s other personnel; TAS’s experience as an investor with Eversept for certain of the Adviser’s private investment funds; the firm’s investment strategy, philosophy and portfolio construction discipline, as well as its research process and output; anticipated portfolio characteristics, risk, sector and geographic exposures and various related metrics, including illustrative investments and related weightings and the rationale therefor; downside and upside capture data and related considerations; proposed investment guidelines for MAF; performance track record information regarding other accounts managed by Eversept; comparative information regarding the proposed money management fees and the fees charged or investment terms offered by Eversept to other clients having similar investment objectives or employing strategies similar to those to be employed by Eversept on behalf of Multi-Asset Fund; information regarding benefits expected to be derived from the money manager relationship, including with respect to soft dollar arrangements, to the extent applicable; and information regarding the potential for economies of scale in the provision of services to Multi-Asset Fund and the extent to which any potential scale benefits may be shared with shareholders. The Board noted that the proposed management fee for the investment strategy to be implemented by Eversept on behalf of Multi-Asset Fund included a performance fee that aligned Eversept’s interests with those of Multi-Asset Fund. The Board also noted that the proposed asset-based fee, payable monthly and calculated on all MAF assets managed by Eversept, is 1% per year on portfolio assets and considered the possibility that there could be a change in Eversept’s fees if a reduction in assets occurs. Information about Eversept’s brokerage practices was also provided, including allocation methodologies, best execution, commission rates and the handling of trade errors. In addition, the Board considered information with respect to compliance and administration, including Eversept’s engagement of third party service providers for compliance oversight, cybersecurity risk assessments, and finance and accounting services; and confirmations regarding the absence of regulatory examinations, government inquiries, litigation or other proceedings affecting Eversept.

In addition, the Board considered the following: (1) a memorandum from the Board’s independent legal counsel regarding the Board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the Board should consider in its evaluation of the Eversept Agreement; (2) responses submitted by Eversept to a questionnaire submitted by TAS, on behalf of the Board, requesting information necessary for the Trustees’ evaluation of the Eversept Agreement; (3) a detailed report prepared by TAS assessing Eversept and including information regarding the proposed money manager’s background, investment thesis, portfolio management personnel, philosophy and strategy, risk management, portfolio fit, references and other considerations; (4) certifications regarding Eversept’s compliance program and code of ethics; (5) a summary of compliance findings for Eversept prepared by TIP’s Chief Compliance Officer; and (6) the proposed Eversept Agreement, including the proposed fee schedules and investment guidelines.

During the September Meeting, the Board met with representatives of TAS to discuss the materials provided in advance of the September Meeting regarding the proposed Eversept Agreement. At the September Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Eversept as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the Board regarding, among other things, Eversept’s scope of business and operations, potential advantages and risks associated with Eversept, and the firm’s investment strategy.

The Board also considered a number of additional factors in evaluating the Eversept Agreement. The Board considered the money management services Eversept was expected to provide to Multi-Asset Fund; the potential benefits of including Eversept as a money manager to Multi-Asset Fund; operational matters related to the engagement of Eversept and related risks; and other information deemed relevant.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the services expected to be provided by Eversept and determined that the proposed fees under the Eversept Agreement were reasonable in light of the nature, extent and quality of services expected to be provided. The Board did not specifically consider the profitability or expected profitability of Eversept resulting from its relationship with Multi-Asset Fund because Eversept is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Eversept were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the September Meeting and discussed above, including: (1) the terms of the Eversept Agreement; (2) the reasonableness of the proposed money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by Eversept in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Eversept; and (4) the nature and expected effects of adding Eversept as a money manager to Multi-Asset Fund.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the Eversept Agreement. Prior to a vote being taken, the Board met separately in executive session to discuss the appropriateness of the Eversept Agreement and other considerations.

In their deliberations with respect to these matters, the Trustees were advised by their independent legal counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts.

The Trustees concluded that the Eversept Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the Eversept Agreement were fair and reasonable. In the Board’s view, approving the Eversept Agreement was desirable and in the best interests of Multi-Asset Fund and its members. In arriving at its decision to approve the Eversept Agreement, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of all of these factors together, with a view toward future long-term considerations. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Description of the Money Manager Agreement with Eversept

The Eversept Agreement for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the Eversept Agreement is qualified in its entirety by reference to the full text of the agreement.

The Eversept Agreement provides that Eversept will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the Board and TAS. The Eversept Agreement requires Eversept to give primary consideration to obtaining “best execution” – the most favorable price and efficient execution reasonably available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Eversept may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. Eversept is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Eversept determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Eversept from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The Eversept Agreement provides that Eversept will be compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, is 1% per year on portfolio assets. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the MSCI World Healthcare Index, generally calculated over 12-month periods each ending December 31.

The Eversept Agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund (such as the Exemptive Order); (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Eversept, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Eversept Agreement provides that Eversept shall not be liable to Multi-Asset Fund, TIP, or TAS for any loss arising out of any portfolio investment or disposition, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Eversept in providing services under the Eversept Agreement or from reckless disregard by Eversept of its obligations and duties under the Eversept Agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its fiscal year ended December 31, 2024. The table also shows a pro forma estimate of what such 2024 expenses would have been during that year had the fee schedule in Eversept Agreement been in effect during that year. The table reflects only the asset-based portion of the Eversept fee schedule but does not reflect the performance-based components because it is not known how such portfolio would have performed during the period. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

Multi-Asset Fund

	2024 Actual Expenses	2024 Pro Forma Expenses
Shareholder Fees	None	None
(fees paid directly from your investment

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%	0.66%[a]
Other Expenses	0.46%	0.47%
Other Expenses	0.33%	0.34%
Expenses for Securities Sold Short	0.13%	0.13%
Acquired Fund Fees and Expenses	0.85%	0.81%
Total Annual Fund Operating Expenses	1.95%[b]	1.94%[a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the Fund’s expenses would have been in 2024 had the Eversept Agreement been in effect during 2024.  The pro forma fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help shareholders compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2024 are used, as are pro forma estimates of what such 2024 expenses would have been had Eversept served as money manager for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of Eversept’s fee schedule. The actual and pro forma examples assume that a shareholder invests $10,000 in the Fund for the time periods indicated, and then redeems all of their shares at the end of those periods. The examples also assume that the investment has a 5% return each year and the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above. Actual costs may be higher or lower.

One Year	$198	$197

Three Years	$612	$609

Five Years	$1,052	$1,047

Ten Years	$2,275	$2,264

II.            OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of one investment vehicle. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. TIP was re-organized as a statutory trust under Delaware law on September 11, 2014 and consists of Multi-Asset Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of this reorganization. Multi-Asset Fund is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, LLC is the investment adviser to Multi-Asset Fund. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the Board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the Fund’s investment objective, policies and restrictions.

Additional Information about Eversept

Kamran Moghtaderi (Chief Executive Officer and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Moghtaderi founded Eversept in 2015. The business address of each of Eversept and Mr. Moghtaderi is 444 Madison Avenue, 22nd Floor, New York NY 10022. Eversept is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no Trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreement with Eversept. No Trustee purchased or sold securities of or interests in Eversept, or any entity directly or indirectly controlling or controlled by Eversept since January 1, 2024. No Trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Eversept. No Trustee or officer of TIP owns securities of or has any material direct or indirect interest in Eversept or any other person controlling, controlled by, or under common control with Eversept.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Congress Street, Boston, Massachusetts 02114, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of November 1, 2025, Multi-Asset Fund had 83,135,307.659 shares outstanding.

As of November 1, 2025, Research Triangle Institute (dba RTI International) (located at 3040 East Cornwallis Road, Research Triangle Park, NC 27709) is the beneficial owner of 15.71% of the outstanding shares of Multi-Asset Fund.

As of November 1, 2025, East Tennessee Foundation (located at 520 W. Summit Hill Dr. SW, Knoxville, TN 37902) is the beneficial owner of 7.37% of the outstanding shares of Multi-Asset Fund.

As of November 1, 2025, Ithaka Harbors (located at 101 Greenwich Street, New York, NY 10006) is the beneficial owner of 6.04% of the outstanding shares of Multi-Asset Fund.

As of November 1, 2025, the Trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2024, and semi-annual report for the period ended June 30, 2025, were previously distributed to shareholders. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any shareholder requesting such reports. To request a copy of such reports, shareholders should contact TIP by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Eversept Partners, LP (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of October 1, 2025 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

In consideration of the mutual covenants herein contained, and each of TIP and the Manager intending to be legally bound, it is agreed as follows:

1.             Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” Subject to the Manager’s approval, the Fund may make additions to the Managed Assets at any time. In addition, the Fund may withdraw all or any portion of the Managed Assets at any time; provided, however, that the Fund will endeavor to provide (i) one Business Day prior notice to the Manager prior to any withdrawal of less than 20% of the Managed Assets and (ii) at least 10 Business Days’ prior written notice to the Manager prior to any withdrawal of 20% or more of the Managed Assets. For the purposes of this Agreement, a “Business Day” shall mean a day (other than a Saturday or Sunday) on which banks are open for business in New York.

Appendix A

2.              Appointment and Powers of Manager; Investment Approach

(a)            Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)            Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, LLC (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)            Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)            Voting. The Manager shall not be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets. Proxies for the Managed Assets are voted in accordance with TIP’s proxy voting policy, a copy of which has been provided to the Manager.

Appendix A

(e)            Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)            Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.             Requirements; Duties

(a)            Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b)            Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

Appendix A

(c)            Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in a manner consistent with its fiduciary obligations to the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)            Valuation. The Manager shall not be responsible for calculating the net asset value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.             Recordkeeping and Reporting

(a)            Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

Appendix A

(b)            Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)            Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.             Purchase and Sale of Securities

(a)            Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities or instruments on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

Appendix A

(b)            Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or instruments to be so sold or purchased. In such event, allocation of securities or instruments so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.            Management Fees; Expenses

(a)            Management and Performance Fees. Schedule I and Schedule II attached hereto, as applicable, set out the fees to be paid by the Fund to the Manager.

(b)            Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Managed Assets) will be responsible for its own fees and expenses; provided, however that the following expenses (the “Account Expenses”) will be paid from the Managed Assets: (i) sub-custodian transaction charges related to investments by the Managed Assets in foreign markets, (ii) the Manager’s management fees and performance fees, (iii) brokerage commissions incurred by the Managed Assets and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services, (iv) short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities by the Managed Assets, and (v) capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets and (ii) interest (excluding interest related to short sale activities) and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses only if authorized in advance by the Fund.

Appendix A

7.             Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for their own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Manager’s right, or the right of any of the Manager’s directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

8.             Intentionally Omitted

9.             Liability

(a)            The Manager shall not be liable to the Fund, TIP, TAS or any affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) or any controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Parties”) for any claim, loss, liability or damage arising out of any portfolio investment of disposition hereunder, except a claim, loss, liability or damage arising out of any breach of fiduciary duty or a loss arising out of willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have with any provision of the federal securities laws, rules, and regulations adopted thereunder.

Appendix A

(b)            Provided that the Manager has not acted with willful misfeasance, bad faith, or gross negligence in providing services under this Agreement or with reckless disregard of its obligations and duties under this Agreement, the Manager shall not be liable to any Fund Party for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Manager by a duly authorized officer of TIP or TAS; (ii) the advice of counsel to TIP or the Fund; and (iii) any written instruction or certified copy of any resolution of the board of trustees of TIP.

(c)  Provided that the Manager has not acted with willful misfeasance, bad faith, or gross negligence in providing services under this Agreement or with reckless disregard of its obligations and duties under this Agreement, the Manager shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Manager’s employees), fire, the breakdown, failure or malfunction of any utilities, telecommunications or other mechanical systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

10.            Representations

(a)            The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)            The Manager represents that it is in material compliance with all applicable laws, rules, and regulations, both federal and state.

(c)            TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

Appendix A

(d)            TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV.

(e)            TIP represents that TIP and the Fund are in material compliance with all applicable laws, rules, and regulations, both federal and state.

(f)            The Manager represents that it shall notify TIP of the admission of any additional partner to, or withdrawal of any existing partner from, the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually. The Manager further represents that it shall notify TIP as soon as practicable in advance of any change in control of the Manager, within the meaning of the 1940 Act.

11.            Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 calendar days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 9 and Paragraph 19 shall survive the cancellation, expiration, or termination of this Agreement. Termination of this Agreement shall not affect the right of the Manager to receive payments on any unpaid balance of the compensation described in Schedule I or Schedule II, as applicable, earned prior to such termination.

12.            Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

Appendix A

13.            Assignment

Manager will not assign any of its rights or obligations hereunder without the written consent of TIP, it being understood that any change in control of Manager shall be deemed to be an assignment for purposes of this paragraph. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

14.            Notices

All notices, requests, or other communications required to be given pursuant to this Agreement shall be in writing, and email shall be accepted if agreed to between the parties, and shall be deemed duly given or received when delivered electronically, in writing, or within three (3) business days after mailing via registered mail postage prepaid as follows:

Fund: TIFF Investment Program c/o TIFF Advisory Services, LLC Attn: Chief Legal Officer 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087 Email: miops@tiff.org with a copy to legal@tiff.org	Manager: Eversept Partners, LP 444 Madison Avenue, 22nd Floor New York, NY 10022 212-271-4211 Email: Compliance@eversept.com

Each party may change its address by giving notice to the other party as herein required.

15.            Entire Agreement

This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof, and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

Appendix A

16.            Severability

If any provision of this Agreement is held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of a federal law reflected in any provision of this Agreement is altered by a rule of the U.S. Securities and Exchange Commission, regulation or order, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.            Counterparts

This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original, but all of which together, shall constitute one and the same instrument. For the avoidance of doubt, affirmation or signature of this Agreement by way of an electronic signature or by a signature or a representation of a signature affixed by mechanical means (an “Electronic Signature”) shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person intending to be bound by the terms of this of this Agreement. Any person providing an Electronic Signature further agrees to take any and all additional actions, if any, evidencing their intent to be bound by the terms of this Agreement, as may be reasonably requested.

18.            Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

Appendix A

19.            Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party, in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Nothing in this section shall be deemed to prevent TIP from providing to third parties information identifying the name and investment performance of the Manager. No party may trade in any securities issued by another party while in possession of material non-public information about that party. The Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

*           *           *

Appendix A

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Eversept Partners, LP
on behalf of the Fund

/s/ Christian Szautner	/s/ Kamran Moghtaderi
Signature	Signature

Christian Szautner	Kamran Moghtaderi
Chief Legal Officer	Managing Principal
Print Name/Title	Print Name/Title

Appendix A

Schedule I

to the Money Manager Agreement (the “Agreement”)

between

Eversept Partners, LP (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

This Schedule I shall apply if and for so long as the Fund maintains an investment of at least $5,000,000 in the aggregate in either Eversept Global Healthcare Fund, LP or Eversept Global Healthcare Offshore Fund, Ltd. (or a combination thereof) (the “Minimum Investment”). Should the Fund no longer maintain the Minimum Investment, Schedule II hereof shall apply rather than this Schedule I. The transition from Schedule I to Schedule II shall occur on the first calendar day of the month following the month in which the Fund ceased to maintain the Minimum Investment.

Fee Calculation

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Management Fee”) plus, where applicable, (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be gross of all expenses, charges, and fees, except for the following:

(i)	sub-custodian transaction charges, if any, related to the Managed Assets;

(ii)	the Management Fee and the Performance Fee;

(iii)	brokerage commissions incurred by the Managed Assets;

(iv)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any, by the Managed Assets; and

(v)	capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any (items (i) through (v) being defined as, collectively, the “Netted Expenses”).

Appendix A

Certain Defined Terms

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

•	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

•	For all Calculation Periods, the EOP Account Value will equal the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee.

•	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus

o	the dollar amount of the Performance Fee calculated for that Calculation Period, if any (and after withdrawals, if any).

•	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

•	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

•	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) the Benchmark Rate.

•	For any subsequent Calculation Period, if a Performance Fee has been paid, the Benchmark Account BOP Value shall be equal to the BOP Account Value.

•	For any subsequent Calculation Period, if a Performance Fee has not been paid, the Benchmark Account BOP Value will be equal to the Benchmark Account EOP Value.

Appendix A

•	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Management Fees or Performance Fees shall not be considered withdrawals.

Benchmark Rate: The Benchmark Rate is the rate of return of the MSCI World Healthcare Index (MXWO0HC).

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or

(ii)	for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)	December 31 of such year; or

(ii)	the date of any withdrawal.

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Manager Assets: Manager Assets means, as of a specified date, the total assets under management of the Manager and its affiliates, excluding the assets of all Manager Parties.

Appendix A

Tranches: The Managed Assets placed with the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets. At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined herein). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Management Fee Rate; Calculation and Payment of Management Fee: The Management Fee Rate will be 1.00% per annum.

The Management Fee will be calculated monthly as of the last day of the calendar month and separately for each Tranche, based on the average daily NAV of the Managed Assets for the month to which the fee relates. The Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the Management Fee relates and will be prorated for periods less than a full calendar month. The Management Fee will be paid from the Managed Assets, except those Management Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

The Management Fee will be paid as follows:

Performance Fee Rate; Calculation and Payment of Performance Fee: The Performance Fee Rate will be 20% per annum. Performance Fees will be calculated at the end of each Calculation Period and separately for each Tranche.

If there is outperformance over the Benchmark Rate such that the Excess Return is positive, the Performance Fee will be equal to the Excess Return multiplied by the Performance Fee Rate.

Appendix A

If there is underperformance from the Benchmark Rate and the Excess Return is negative, the difference between the EOP Account Value and the Benchmark Account EOP Value will be multiplied by the Performance Fee Rate and will result in a negative Performance Fee amount.

Performance Fee = Excess Return * Performance Fee Rate

At the end of each Calculation Period:

•	if the Performance Fee is a positive amount, such amount will be paid to the Manager in arrears in the month that follows the last calendar month of the Calculation Period; and

•	if the Performance Fee is a negative amount, no Performance Fee shall be paid.

In the event of a partial withdrawal with respect to a Tranche, the Performance Fee, if any, pertaining to such Tranche will be determined immediately prior to such withdrawal, and, the Performance Fee payable with respect to such withdrawn assets with be the amount of such Performance Fee, multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. The withdrawal date will be the end of a Calculation Period.

Most Favored Nation: The Manager has provided TIP a true and complete copy of each agreement, written or oral, waiver, side letter or similar understanding (each, a “Related Agreement”) entered into on or prior to the date hereof by the Manager or any of its affiliates with any separate account client following a substantially similar strategy to be used by the Manager with respect to the Managed Assets. If, at any time after the date hereof, the Manager or any of its affiliates enter into any agreement, written or oral, waiver, side letter or similar understanding, or amend or waive any Related Agreement) (each a “Future Side Letter”), to provide investment management services to a separate account client following a substantially similar strategy to be used by the Manager with respect to the Managed Assets with separate account assets equal to or less than the then-current Managed Assets, with any terms that are more favorable than the rights granted to the Fund pursuant to the Agreement, then, following the binding execution thereof, (a) the Manager shall promptly disclose such terms to TIP in writing, and (b) the Fund may elect, in writing to the Manager within 60 days of its receipt of such disclosure, to receive the benefit of such favorable terms and such terms will be deemed to be incorporated into the Agreement, mutatis mutandis, for the benefit of the Fund effective as of the date they become effective with respect to the parties to the Future Side Letter; provided that, if any of the more favorable rights are subject to any condition or obligation set forth in the applicable Future Side Letter, then the grant of such rights or benefits to the Fund will be contingent on the Fund’s agreement to be bound by any such condition or obligations. Without limiting any of the foregoing, the Fund shall not be bound by or precluded from any of its rights above by any statement in any Future Side Letter designating any term thereof as being exempt from or otherwise not subject to the Fund’s most favored rights under this paragraph or any other portion of the Agreement. Notwithstanding the foregoing, this provision shall not apply to any letter or similar agreement (i) relating to confidentiality or the disclosure (or manner of delivery) of any confidential matter, (ii) arising from any regulation, law, tax or written policy imposed on or applying to the recipient of the provision (unless the Fund is subject to the same or materially similar regulation, law, tax or written policy), or (iii) relating to fee waivers for present or former owners, equity holders, officers, directors or employees of the Manager or any of the Manager’s affiliates or their immediate family members.

Appendix A

Schedule II

to the Money Manager Agreement (the “Agreement”)

between

Eversept Partners, LP (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

This Schedule II shall apply if and for so long as the Fund does not maintain an investment of at least $5,000,000 in the aggregate in either Eversept Global Healthcare Fund, LP or Eversept Global Healthcare Offshore Fund, Ltd. (or a combination thereof) (the “Minimum Investment”). Should the Fund maintain the Minimum Investment, Schedule I hereof shall apply rather than this Schedule II. The transition from Schedule II to Schedule I shall occur on the first calendar day of the month following the month in which the Fund reached the Minimum Investment.

Fee Calculation

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Compensation

As compensation for the investment management services performed by the Manager pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Management Fee”) plus, where applicable, (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value (“NAV”) of the Managed Assets shall be gross of all expenses, charges, and fees, except for the following:

(vi)	sub-custodian transaction charges, if any, related to the Managed Assets;

(vii)	the Management Fee and the Performance Fee;

(viii)	brokerage commissions incurred by the Managed Assets;

(ix)	short sale transaction charges, memo pledging costs, and borrowing costs related to short sale activities, if any, by the Managed Assets; and

(x)	capital gains taxes in jurisdictions in which non-resident investors are assessed taxes, if any (items (i) through (v) being defined as, collectively, the “Netted Expenses”).

Appendix A

Certain Defined Terms

Account Values: A memorandum account shall be established for each Tranche (each an “NAV Account”), each with a Beginning of Period (“BOP”) Account Value and an End of Period (“EOP”) Account Value to be determined as follows:

•	For each NAV Account’s first Calculation Period, the BOP Account Value will equal the initial investment amount of the Tranche.

•	For all Calculation Periods, the EOP Account Value will equal the NAV of the NAV Account at the end of the Calculation Period prior to the payment of any Performance Fee.

•	For an NAV Account’s subsequent Calculation Period, the BOP Account Value will equal:

o	the NAV of the NAV Account as of the last day of such prior Calculation Period minus

o	the dollar amount of the Performance Fee calculated for that Calculation Period, if any (and after withdrawals, if any).

•	In the event of a partial withdrawal from a Tranche, the BOP Account Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the BOP Account Value of such NAV Account by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

BOP Account Value = (NAVt) * (1-Withdrawal/NAVt-1)

Benchmark Account: A separate benchmark memorandum amount will be calculated for each Tranche (“Benchmark Account”). Each Tranche’s Benchmark Account will have a Benchmark Account BOP Value and Benchmark Account EOP Value to be determined as follows.

•	For a Tranche’s first Calculation Period, the Benchmark Account BOP Value will be equal to that Tranche’s BOP Account Value.

•	For all Calculation Periods, the Benchmark Account EOP Value will equal the Benchmark Account BOP Value multiplied by the sum of (i) one (1), plus (ii) the Benchmark Rate.

•	For any subsequent Calculation Period, the Benchmark Account BOP Value shall be equal to the BOP Account Value.

•	In the event of a partial withdrawal from a Tranche, the Benchmark Account BOP Value for the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Benchmark Account BOP Value by (a) one (1), minus (b) a fraction, in which the numerator is the dollar amount of the withdrawal and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Appendix A

For purposes of calculating the Performance Fee, withdrawals from Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of Management Fees or Performance Fees shall not be considered withdrawals.

Benchmark Rate: The Benchmark Rate is the rate of return of the MSCI World Healthcare Index (MXWO0HC).

Calculation Period: The period that:

(a) begins on the later of:

(i)	January 1 of any year for which compensation is to be paid; or

(ii)	for each new contribution within a calendar year the inception date of that addition

(b) ends on the earlier of:

(i)	December 31 of such year; or

(ii)	the date of any withdrawal.

Excess Return: Excess Return is the difference between the EOP Account Value of any NAV Tranche and the Benchmark Account EOP Value for such Tranche.

Loss Recovery Account:  When a NAV Account is established for a Tranche, a Loss Recovery Account shall also be established for such Tranche with an initial value of zero.

Appendix A

•	If the Performance Fee Base (as defined below) with respect to a Tranche and Calculation Period is positive or zero, the Loss Recovery Account value for such Tranche and Calculation Period is zero.

•	If the Performance Fee Base (as defined below) with respect to a Tranche and Calculation Period is negative, the Loss Recovery Account value for such Tranche and Calculation Period is equal to such Performance Fee Base.

In the event that the Fund withdraws funds from the Managed Assets with respect to a Tranche at a time in which there is a negative Loss Recovery Account value with respect to such Tranche, the amount of such Loss Recovery Account value at such withdrawal date shall be reduced by a percentage equal to one hundred percent (100%) multiplied by a fraction, the numerator of which is the amount to be withdrawn from the Managed Assets, and the denominator of which is the amount of the Managed Assets immediately prior to the withdrawal.

Performance Fee Base:  The Performance Fee Base with respect to a Tranche and a Calculation Period is equal to the sum of (a) the Excess Return with respect to such Tranche and Calculation Period and (b) the Loss Recovery Account value with respect to such Tranche from the preceding Calculation Period.

Manager Assets: Manager Assets means, as of a specified date, the total assets under management of the Manager and its affiliates, excluding the assets of all Manager Parties.

Tranches: The Managed Assets placed with the Manager. Each additional contribution of assets becomes a separate “Tranche” of Managed Assets. At the end of any Calculation Period for which a Performance Fee has been paid with respect to two or more Tranches, such Tranches shall be combined into a single Tranche NAV Account (as defined herein). Tranches for which no Performance Fee is paid shall remain separate Tranches and will not be combined.

Management Fee Rate; Calculation and Payment of Management Fee: The Management Fee Rate will be 1.00% per annum.

The Management Fee will be calculated monthly as of the last day of the calendar month and separately for each Tranche, based on the average daily NAV (gross of any accrued Performance Fee) of the Managed Assets for the month to which the fee relates. The Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the Management Fee relates and will be prorated for periods less than a full calendar month. The Management Fee will be paid from the Managed Assets, except those Management Fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

Appendix A

The Management Fee will be paid as follows:

Performance Fee Rate; Calculation and Payment of Performance Fee: The Performance Fee Rate will be 20% per annum. Performance Fees will be calculated at the end of each Calculation Period and separately for each Tranche. The Performance Fee with respect to a Tranche and Calculation Period will equal the Performance Fee Base with respect to such Tranche and Calculation Period times the Performance Fee Rate.

Performance Fee = Performance Fee Base * Performance Fee Rate

At the end of each Calculation Period:

•	if the Performance Fee is a positive amount, such amount will be paid to the Manager in arrears in the month that follows the last calendar month of the Calculation Period; and

•	if the Performance Fee is a negative amount, no Performance Fee shall be paid.

In the event of a partial withdrawal with respect to a Tranche, the Performance Fee, if any, pertaining to such Tranche will be determined immediately prior to such withdrawal, and, the Performance Fee payable with respect to such withdrawn assets with be the amount of such Performance Fee, multiplied by a fraction, of which the numerator is the dollar amount withdrawn and the denominator is the NAV of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. The withdrawal date will be the end of a Calculation Period.

Appendix A

Most Favored Nation: The Manager has provided TIP a true and complete copy of each agreement, written or oral, waiver, side letter or similar understanding (each, a “Related Agreement”) entered into on or prior to the date hereof by the Manager or any of its affiliates with any separate account client following a substantially similar strategy to be used by the Manager with respect to the Managed Assets. If, at any time after the date hereof, the Manager or any of its affiliates enter into any agreement, written or oral, waiver, side letter or similar understanding, or amend or waive any Related Agreement) (each a “Future Side Letter”), to provide investment management services to a separate account client following a substantially similar strategy to be used by the Manager with respect to the Managed Assets with separate account assets equal to or less than the then-current Managed Assets, with any terms that are more favorable than the rights granted to the Fund pursuant to the Agreement, then, following the binding execution thereof, (a) the Manager shall promptly disclose such terms to TIP in writing, and (b) the Fund may elect, in writing to the Manager within 60 days of its receipt of such disclosure, to receive the benefit of such favorable terms and such terms will be deemed to be incorporated into the Agreement, mutatis mutandis, for the benefit of the Fund effective as of the date they become effective with respect to the parties to the Future Side Letter; provided that, if any of the more favorable rights are subject to any condition or obligation set forth in the applicable Future Side Letter, then the grant of such rights or benefits to the Fund will be contingent on the Fund’s agreement to be bound by any such condition or obligations. Without limiting any of the foregoing, the Fund shall not be bound by or precluded from any of its rights above by any statement in any Future Side Letter designating any term thereof as being exempt from or otherwise not subject to the Fund’s most favored rights under this paragraph or any other portion of the Agreement. Notwithstanding the foregoing, this provision shall not apply to any letter or similar agreement (i) relating to confidentiality or the disclosure (or manner of delivery) of any confidential matter, (ii) arising from any regulation, law, tax or written policy imposed on or applying to the recipient of the provision (unless the Fund is subject to the same or materially similar regulation, law, tax or written policy), or (iii) relating to fee waivers for present or former owners, equity holders, officers, directors or employees of the Manager or any of the Manager’s affiliates or their immediate family members.

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“shareholders”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”) as of November 1, 2025, is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage shareholders to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides shareholders of Multi-Asset Fund with information regarding a money manager agreement between TIP and Eversept Partners LP (“Eversept”), a new money manager managing assets on behalf of the Fund. At a meeting held on September 26, 2025, the Board of Trustees of TIP (the “Board” or the “Trustees”), all of whom are not “interested persons” of TIP, as such term is defined in the Investment Company Act of 1940, as amended, approved the new money manager agreement with Eversept.

Eversept invests in a concentrated portfolio of global equities, focusing on investments related to the healthcare and life sciences industries. The manager seeks strong long-term returns primarily through long investment positions, while also attempting to preserve capital through modulating cash balances and mitigating risk through diversification of portfolio investments across value, growth, and special situations investments and occasionally buying downside protection through put options. The Information Statement contains additional information about Eversept, the new money manager agreement with Eversept and the Board’s consideration of the new money manager agreement with Eversept.

TAS and TIP have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving shareholder approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to shareholders. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to shareholders online.

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The full Information Statement will be available to review on the Fund’s website at https://www.tipfunds.org until at least January 1, 2026. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Shareholder-specific account data: clientservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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